                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 6, 1996



                          DIGITAL VIDEO SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



            0-28472                                      77-0333728
   (Commission File Number)                 (I.R.S. Employer Identification No.)


   2710 Walsh Avenue
   Santa Clara, California  95051                            95051
   (Address of principal                                  (Zip Code)
   executive offices)



                                (408) 748-2100
              Registrant's telephone number, including area code

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Item 5.    Other Events
           ------------

       On November 6, 1996, Digital Video Systems, Inc. (the "Registrant") announced that it had filed a registration statement with the Securities and Exchange Commission for a secondary public offering (the "Secondary Offering") of $26,450,000 (which includes an over-allotment option) of its securities consisting of units of common stock and warrants.

       On November 25, 1996, the Registrant announced that its registration statement for the Secondary Offering had been declared effective on November 21, 1996 by the Securities and Exchange Commission.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

       (c)    Exhibits
              --------

       The exhibits listed below are filed as part of this Current Report.

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

     99.1        Press Release of Registrant dated November 6, 1996.

     99.2        Press Release of Registrant dated November 25, 1996.

                                       2.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL VIDEO SYSTEMS, INC.



Date:  November 22, 1996               By: /s/ Arvin S. Erickson
                                          --------------------------
                                            Arvin S. Erickson
                                            Chief Financial Officer

                                       3.
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                                 EXHIBIT INDEX

       The exhibits listed below are filed as part of this Current Report.


Exhibit No.                         Description of Exhibit
-----------                         ----------------------

     99.1          Press Release of Registrant dated November 6, 1996.

     99.2          Press Release of Registrant dated November 25, 1996.

                                       4.